                                                                    EXHIBIT 99.1

                                                                  CarrAmerica(R)
                                                          America's Workplace(R)


                            [PICTURES APPEARS HERE]

                   Supplemental Operating and Financial Data
                     For the Quarter Ended March 31, 2000

 All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
   Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                               TABLE OF CONTENTS



                                                                                                                        PAGE
                                                                                                                        ----
CORPORATE OVERVIEW

   The Company.................................................................................................          1
   Board of Directors / Executive Officers / Research Coverage ................................................          2
   Regional Offices / Investor Relations / Information Requests................................................          3

FINANCIAL HIGHLIGHTS

   Key Quarterly Financial Data................................................................................          4
   Consolidated Balance Sheets.................................................................................          5
   Statements of Operations....................................................................................          6
   FFO Statement...............................................................................................          7
   Same Store Results and Analysis.............................................................................          8
   Statements of EBITDA........................................................................................          9
   Financial Ratios ...........................................................................................          10
   Share and Operating Partnership Unit Data ..................................................................          11
   Debt Capitalization Summary ................................................................................          12

SEGMENT ANALYSIS

   Core Operating Properties
   -------------------------
   Current Summary of Operating Properties.....................................................................          13-16
   Occupancy Summary and Lease Roll-over Schedule..............................................................          17
   Top 25 Tenants by Rent .....................................................................................          18
   Development
   -----------
   Development Activity by Market..............................................................................          19
   Land Held for Development Schedule..........................................................................          20

                               CORPORATE OVERVIEW

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 14 suburban markets across the United States. In addition, the Company's affiliate HQ Global Workplaces, Inc., previously referred to as Omni Offices, Inc., ("HQ Global") and OmniOffices (UK) Limited ("Omni UK/Europe"), are engaged in the business of leasing commercial office space in the form of executive office suites and business services. HQ Global and Omni UK/Europe offer short-term leases and service packages at business centers located in over 80 cities in 17 countries as of March 31, 2000. On January 21, 2000 the Company announced that HQ Global Workplaces, Inc. has entered into a merger agreement with Vantas Incorporated. As a result, the financial performance of HQ Global Workplaces, Inc. is presented in the Company's results as "Discontinued Operations".

CURRENT PORTFOLIO (stabilized; as of 3/31/00)
-----------------

277 Properties
23.1 Million Square Feet

CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:                     BBB
Moody's:                           Baa3
Standard & Poor's:                 BBB


YEAR-TO-DATE AVERAGE OCCUPANCY (stabilized)
------------------------------

97.2%

REGIONAL DISTRIBUTION (stabilized; as of 3/31/00)
-------------------------------------------------

                       Based on            Based on
                         NOI            Square Footage
                     ---------------------------------
Pacific Region          42.54%               41.31%
Southeast Region        26.61%               22.97%
Central Region          19.54%               21.90%
Mountain Region         11.31%               13.82%


TOP 5 MARKETS (stabilized; as of 3/31/00)
-----------------------------------------

                                      % of NOI           % of Sq. Ft.
                                --------------     ------------------
San Francisco Bay Area                   24.78                  22.04
Washington D.C. Metro                    18.06                  12.63
Orange County/Los Angeles                 7.69                   7.48
Dallas                                    7.05                   7.59
Chicago                                   6.82                   7.54
                                --------------     ------------------
                                         64.40                  57.28
                                ==============     ==================

DEVELOPMENT ACTIVITY
--------------------

The Company has placed in service the following developed properties during the year:

                                        Square         Cost ($ in
Stabilized Properties                   Footage        thousand)
---------------------               ------------------------------
Canyon Park Common 4                       66,448            6,884
Clarify Corporate Center A                 64,512           13,897
Parkway North Four                         46,920           18,828
Sorenson X                                 16,071            4,678
Sunset Corporate Park A                    32,717            3,171
Sunset Corporate Park B                    43,717            3,805
Sunset Corporate Park C                    44,407            3,593
Wasatch 17                                 36,044            8,678
                                    ------------------------------
                                          350,836           63,534
                                    ==============================

Buildings Partially Placed in
-----------------------------
Service (total)                           206,029           27,835
-------                             ==============================

BOARD OF DIRECTORS
------------------

Thomas A. Carr*
Chairman of the Board, President and Chief Executive Officer
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Thomas A. Carr
President and Chief Executive Officer
CarrAmerica Realty Corporation

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling


EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

RESEARCH COVERAGE
-----------------

Terry Dieveney
Deutsche Banc Alex. Brown
(410) 895-3363

Christopher Haley
First Union
(804) 782-3708

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

Lee Schalop/Josh Paradise
J.P. Morgan Securities, Inc.
(212) 648-9470/(212) 648-9480

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Eric Hemel/Virginia Dawson
Merrill Lynch & Company, Inc.
(212) 449-0334/(212) 449-4484

Greg Whyte/John Janedis
Morgan Stanley Dean Witter
(212) 761-6331/(212) 761-6351

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

Fred Carr, Jr.
The Penobscot Group, Inc.
(617) 723-9600

Louis Taylor
Prudential R.E. Securities Investors
(212) 778-4424

* Oliver T. Carr, Jr. resigned as Chairman of the Board of CarrAmerica Realty Corporation effective as of May 4, 2000, and Thomas A. Carr was duly elected as the Chairman of the Board of CarrAmerica Realty Corporation at the meeting of the Board of Directors held on May 4, 2000.

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Florida
J. Thad Ellis, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
Robert Milkovich, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Robert Milkovich, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director


HQ GLOBAL WORKPLACES, INC.
--------------------------

15950 North Dallas Parkway
Suite 400
Dallas, Texas 75248

Gary M. Kusin, President and CEO


STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange


TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1000
Fax: (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com
        ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

                 Investor Relations at (202) 729-7518
                 Or 1 (800) 417-2277
                 swalsh@carramerica.com


                                                                  CarrAmerica(R)
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------

                             FINANCIAL HIGHLIGHTS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                         Key Quarterly Financial Data

--------------------------------------------------------------------------------
($ and shares in thousands)

                                                      As of 3/31/00  As of 12/31/99    As of 9/30/99   As of 6/30/99  As of 3/31/99
                                                      -----------------------------------------------------------------------------
Shares and Units:
-----------------

Common Shares                                                67,027          66,826           66,799          66,783         66,768
Outstanding OP Units (a)                                      6,480           6,480            6,496           6,495          6,510
Convertible Preferred Shares                                    480             680              680             680            680
Combined Shares and OP Units (a)                             73,987          73,986           73,975          73,958         73,958
Weighted Average - Basic                                     66,967          67,858           66,795          66,779         71,099
Weighted Average - Diluted                                   74,233          75,160           74,078          74,353         78,584

Share Price:
------------

At the end of the period                                 $    21.25      $    21.38       $    21.94      $    25.00     $    22.06
High during period                                            22.32           22.69            24.63           26.50          24.38
Low during period                                             19.94           17.94            21.50           20.94          20.94

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                            $1,572,224      $1,581,451       $1,622,819      $1,848,942     $1,631,729
Preferred Equity                                            400,000         400,000          400,000         400,000        400,000
Total Debt (e)                                            1,609,911       1,603,371        1,544,675       1,528,051      1,572,368
Total Market Capitalization (e)                           3,582,135       3,584,822        3,567,494       3,776,993      3,604,097
Total Debt / Total Market Capitalization (e)                   44.9%           44.7%            43.3%           40.5%          43.6%

Financial Information (continuing operations):
----------------------------------------------

Total Assets (g)                                         $3,477,034      $3,479,072       $3,429,761      $3,437,823     $3,473,852
Book Value of Real Estate Assets (before accumulated
 depreciation) (e)                                        3,312,305       3,287,885        3,227,604       3,231,370      3,233,947
Total Liabilities (e)                                     1,705,397       1,699,771        1,635,674       1,645,362      1,673,733
Total Minority Interest (Including OP) (e)                   92,405          92,586           94,854          93,381         91,752
Total Shareholders Equity (e)                             1,679,232       1,686,715        1,699,229       1,699,080      1,708,367

Total Operating Revenues (e)                                141,566         133,847          132,513         124,185        125,358
Property NOI                                                 92,397          87,361           86,562          76,607         81,113
Property Operating Margin                                      67.6%           67.3%            67.5%           64.2%          66.8%
EBITDA (e)                                                   89,892          83,810           82,390          74,597         78,111
EBITDA per share - basic (e)                                   1.34            1.24             1.23            1.12           1.10
EBITDA per share - diluted (e)                                 1.21            1.12             1.11            1.00           0.99
Interest Coverage Ratio (c, e)                                  3.3             3.4              3.5             3.8            3.7
Interest Coverage Ratio (d, e)                                  3.0             2.9              2.9             2.6            2.7
Fixed Charge Coverage Ratio (c, e)                              2.3             2.3              2.3             2.4            2.3
Fixed Charge Coverage Ratio (d, e)                              2.1             2.0              2.0             1.9            1.9
Adjusted Funds From Operations (e, f)                        53,516          49,295           49,631          45,955         47,524
Dividends declared                                            .4625           .4625            .4625           .4625          .4625
FFO payout ratio - Diluted (e)                                 64.2%           69.5%            69.0%           74.8%          76.5%
Net-Straight Line revenue/expense adjustment                  3,001           4,969            3,708           3,239          2,415

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------

Buildings                                                       282             275              262             262            277
Total Square Footage                                         24,317          23,797           23,047          22,631         22,309
Current Weighted Average Occupancy                             96.7%           97.6%            96.9%           96.8%          96.4%

(a) Operating Partnership
(b) See page 7 for definition of Funds from Operations (FFO).
(c) Excluding covering capitalized interest.
(d) Including covering capitalized interest.
(e) Restated to exclude discontinued operations.
(f) Represents diluted Funds from Operations (FFO).
(g) Restated to account for discontinued operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Consolidated Balance Sheets

--------------------------------------------------------------------------------
(In thousands)

                                                                          March 31,                December 31,
                                                                             2000                       1999
                                                                        (unaudited)
                                                                     ----------------           -----------------
Assets
------
Rental Property:
    Land                                                               $  680,882                 $  674,390
    Buildings                                                           2,120,928                  2,082,533
    Tenant Improvements                                                   325,324                    304,983
    Furniture, fixtures and equipment                                       5,997                      5,916
                                                                     ----------------           -----------------
                                                                        3,133,131                  3,067,822
    Less - accumulated depreciation                                      (348,860)                  (323,455)
                                                                     ----------------           -----------------
      Net rental property                                               2,784,271                  2,744,367

Land held for future development                                          103,859                    104,050
Construction-in-progress                                                   75,315                    116,013
Cash and cash equivalents - unrestricted                                   44,344                     51,886
Cash and cash equivalents - restricted                                     13,054                     12,475
Accounts and notes receivable                                              29,113                     34,734
Investments                                                                68,579                     67,143
Accrued straight-line rents                                                50,438                     47,764
Tenant leasing costs, net                                                  60,205                     58,848
Deferred financing costs, net                                              14,419                     15,621
Prepaid expenses and other assets, net                                     22,792                     18,503
Net assets of discontinued operations                                     210,645                    207,668
                                                                     ----------------           -----------------
                                                                       $3,477,034                 $3,479,072
                                                                     ================           =================

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
  Mortgages and notes payable                                          $1,609,911                 $1,603,371
  Accounts payable and accrued expenses                                    67,142                     68,643
  Rent received in advance and security deposits                           28,344                     27,757
                                                                     ----------------           -----------------
                                                                        1,705,397                  1,699,771
                                                                     ----------------           -----------------

Minority interest                                                          92,405                     92,586

Stockholders' equity:
  Preferred stock                                                              93                         95
  Common stock                                                                671                        668
  Additional paid in capital                                            1,817,502                  1,816,990
  Cumulative dividends paid in excess of net income                      (139,034)                  (131,038)
                                                                     ----------------           -----------------
                                                                        1,679,232                  1,686,715
                                                                     ----------------           -----------------
                                                                       $3,477,034                 $3,479,072
                                                                     ================           =================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Consolidated Statements of Operations

--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                                                                    Three Months Ended
                                                                                                         March 31,
                                                                                               -----------------------------
                                                                                                   2000             1999
                                                                                                 --------         --------
Revenues:                                                                                               (unaudited)
 Rental income (1):
    Minimum base rent                                                                            $113,880         $103,140
    Recoveries from tenants                                                                        16,834           14,133
    Parking and other tenant charges                                                                5,911            4,185
                                                                                                 --------         --------
            Total rental revenue                                                                  136,625          121,458
                                                                                                 --------         --------
    Real estate service income                                                                      4,941            3,900
                                                                                                 --------         --------
            Total operating revenues                                                              141,566          125,358
                                                                                                 --------         --------

Operating expenses:
 Property expenses:
         Operating expenses                                                                        32,282           29,304
         Real estate taxes                                                                         11,946           11,041
 Interest expense                                                                                  26,890           21,318
 General and administrative                                                                         9,772            9,309
 Depreciation and amortization                                                                     32,149           26,155
                                                                                                 --------         --------
         Total operating expenses                                                                 113,039           97,127
                                                                                                 --------         --------

         Real estate operating income                                                              28,527           28,231
                                                                                                 --------         --------
Other operating income:
 Interest income                                                                                      877              912
 Equity in earnings of unconsolidated partnerships                                                  1,449            1,495
 Gain on settlement of treasury locks                                                                  --            4,489
                                                                                                 --------         --------
         Total other operating income                                                               2,326            6,896
                                                                                                 --------         --------

         Income from continuing operations before gain on sale
           of assets, income taxes,and minority interest                                           30,853           35,127
 Income taxes                                                                                          --               --
 Minority interest                                                                                 (3,055)          (5,736)
                                                                                                 --------         --------
         Income from continuing operations before gain on sale of assets                           27,798           29,391
         Discontinued operations--Loss from operations of discontinued
           Executive Suites subsidiary (less applicable income tax expense
           of $218 and 252, respectively)                                                          (1,380)          (1,271)
                                                                                                 --------         --------

 Net income before gain on sale of assets:                                                         26,418           28,120
 Gain on sale of assets, net of income taxes                                                        5,354           18,055
                                                                                                 --------         --------
Net income                                                                                       $ 31,772         $ 46,175
                                                                                                 ========         ========

         Basic net income per common share:
            Net income from continuing operations                                                    0.28             0.30
            Discontinued operations                                                                 (0.02)           (0.02)
            Gain on sale of assets, net                                                              0.08             0.25
                                                                                                 --------         --------
            Net income                                                                               0.34             0.53
                                                                                                 ========         ========
         Diluted net income per share:
            Net income from continuing operations                                                    0.28             0.30
            Discontinued operations                                                                 (0.02)           (0.02)
            Gain on sale of assets, net                                                              0.08             0.24
                                                                                                 --------         --------
            Net income                                                                               0.34             0.52
                                                                                                 ========         ========

NOTES:
(1) Rental income includes $3,001 and $2,415 of accrued straight-line rents for the three month periods ended March 31, 2000 and 1999, respectively.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                             Funds From Operations
--------------------------------------------------------------------------------

     The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT"). The Company has restated the prior year to conform with the current year presentation which excludes the add back of development losses associated with the Company's executive suites business. The Company continues to exclude the gain on settlement of treasury locks for the restated 1999 FFO.

(In thousands, except per share amounts)                                                             Three Months Ended
                                                                                                          March 31,
                                                                                                ------------------------------
                                                                                                  2000                  1999
                                                                                                --------              --------
                                                                                                         (unaudited)
Net income from continuing operations before minority interest:                                 $36,207              $ 53,182

Adjustments to derive funds from continuing operations:
 Add Depreciation and amortization                                                               31,442                25,366
 Deduct:
   Minority interests' (non Unitholders) share                                                     (255)                  (49)
     of depreciation, amortization and net income
   (Gain) loss on settlement of treasury locks                                                       --                (4,489)
   Gain on sale of assets, net of income taxes                                                   (5,354)              (18,055)
                                                                                                -------              --------
                                                                                                 62,040                55,955
FFO from continuing operations before allocations to the minority Unitholders
Less:  FFO allocable to the minority Unitholders                                                 (4,437)               (4,166)
                                                                                                -------              --------
CarrAmerica Realty Corporation's FFO from continuing operations                                  57,603                51,789
Less:  Preferred stock dividends                                                                 (8,777)               (8,745)
                                                                                                -------              --------
CarrAmerica Realty Corporation's FFO from continuing operations attributable to
 common shares                                                                                  $48,826              $ 43,044
                                                                                                -------              --------

Discontinued Operations                                                                           4,895                 3,086

CarrAmerica Realty Corporation's FFO attributable to common shares                              $53,721              $ 46,130
                                                                                                =======              ========

Weighted average common shares outstanding:
 Basic                                                                                           66,967                71,099
                                                                                                =======              ========
 Diluted                                                                                         74,233                78,584
                                                                                                =======              ========

CarrAmerica Realty Corporation
FFO attributed to common shares from continuing operations                                      $48,826              $ 43,044
Series A Preferred share dividends                                                                  253                   314
Minority interest from convertible partnership units                                              4,437                 4,166
                                                                                                -------              --------
Adjusted FFO attributable to common shares from continuing operations                           $53,516              $ 47,524
                                                                                                =======              ========

Weighted average common
 shares outstanding - Basic                                                                      66,967                71,099
Weighted average conversion of Series A Preferred shares                                            539                   680
Weighted average conversion of operating partnership units                                        6,480                 6,512
Incremental options                                                                                 247                   293
                                                                                                -------              --------
Adjusted weighted average common shares - Diluted                                                74,233                78,584
                                                                                                =======              ========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Same Store Operating Property Results
--------------------------------------------------------------------------------
(In thousands)

                                       Three Months Ended  March 31,  % Change
                                       -----------------------------  --------
                                           2000           1999
                                         --------        -------
Real Estate Operating Revenue            $101,007        $93,426        8.1%

Real Estate Operating Expenses             30,728         30,293        1.4%
                                         --------        -------
Total Real Estate Operating Income
 - GAAP Basis                            $ 70,279        $63,133       11.3%
                                         ========        =======

Straight-line Rent Adjustment              (1,750)        (2,568)     (31.9%)
                                         --------        -------
Total Real Estate Operating Income
 - Cash Basis                            $ 68,529        $60,565       13.1%
                                         ========        =======

YTD Average Occupancy                        97.0%          96.6%       0.4%
                                         ========        =======

Same Store Square Footage                  17,189
                                         ========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA
--------------------------------------------------------------------------------

(In thousands)

                                        Three Months Ended March 31,
                                        ----------------------------
                                          2000               1999
                                        --------           --------
CONTINUING OPERATIONS:
 Revenues:
  Rental Income                         $136,625           $121,458
  Real estate service income               4,941              3,900
  Other income (1)                         2,326              2,407
                                        --------           --------
      Total revenue                      143,892            127,765
                                        --------           --------

 Operating expenses:
  Property operating expenses:
   Operating expenses                     32,282             29,304
   Real estate taxes                      11,946             11,041
  General and administrative               9,772              9,309
                                        --------           --------
      Total operating expenses            54,000             49,654
                                        --------           --------
 EBITDA                                 $ 89,892           $ 78,111
                                        ========           ========


NOTES:
(1) Balance has been restated to exclude discontinued operations. Also excludes gains on sales of assets and gain on settlement of treasury locks.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------

Financial Position Ratios for Continuing Operations:                     March 31,          December 31,
----------------------------------------------------                        2000               1999
                                                                         ---------          ------------
Total Debt / Total Capitalization (Book Value) (4)                         47.2%               47.0%
Total Debt / Total Capitalization (Market) (4)                             44.9%               44.7%


Operating Ratios for Continuing Operations:                     Three Months Ended
-------------------------------------------                          March 31,
                                                               ---------------------
                                                               2000             1999
                                                               ----             ----
Secured EBITDA / Total EBITDA (4)                              33.7%            36.5%

Interest Coverage (1, 4)
 Excluding covering capitalized interest                       3.34             3.66
 Covering capitalized interest                                 2.98             2.66

Fixed charge coverage (4)
 Excluding covering capitalized interest                       2.31             2.33
 Covering capitalized interest                                 2.13             1.88


Diluted FFO Payout Ratio (2, 4)                                64.2%            76.5%

G & A as a % of Revenue (3)                                     6.8%             7.3%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)  Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets and gain on settlement of treasury locks. Includes interest income and equity on earnings of unconsolidated subsidiaries.
(4)  Restated to exclude discontinued operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Share and Operating Partnership Unit Data
--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at March 31, 2000 and December 31, 1999, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended March 31, 2000 and 1999. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

                                                                    CarrAmerica
(In thousands)                                                        Realty
                                                                    Corporation
                                                                      Series A
                                     CarrAmerica Realty              Convertible         Dividend Paying             Non-Dividend
                                     Corporation Common            Preferred Shares           Units                  Paying Units
                                     Shares Outstanding             Outstanding (a)       Outstanding (b)             Outstanding
                                   -----------------------      ---------------------    -------------------      ----------------
Outstanding as of:
  March 31, 2000                              67,027                    480                      6,048                     432
  December 31, 1999                           66,826                    680                      6,048                     432
                                   =======================      =====================    ===================      ================

Weighted average for the three
  months ended March 31:
  2000                                        66,967                    539                      6,048                     432
  1999                                        71,099                    680                      5,972                     540
                                    ======================      =====================    ===================      ================

Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

       Series B     8,000,000 Shares
       Series C     6,000,000 Shares
       Series D     2,000,000 Shares

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Debt Capitalization Summary
--------------------------------------------------------------------------------
($ In thousands)

                                                                       INTEREST RATE   PRINCIPAL BALANCE       MATURITY DATE
                                                                       --------------  -----------------    -------------------
SECURED INDEBTEDNESS:
   Total Secured Indebtedness                                                  8.040%      $  631,911             11/15/00 to
                                                                               =====       ==========              9/01/29


UNSECURED INDEBTEDNESS:
Senior Unsecured Notes                                                         7.200%      $  150,000             07/01/04
Senior Unsecured Notes                                                         6.625          100,000             03/01/05
Senior Unsecured Notes                                                         7.375          125,000             07/01/07
Senior Unsecured Notes                                                         6.875          100,000             03/01/08
Senior Unsecured Notes                                                         6.625          150,000             10/01/00
Unsecured Line of Credit - CarrAmerica Realty Corporation              LIBOR + 90 bps         353,000             08/26/01

                  Total Unsecured Indebtedness                                             $  978,000
                                                                                           ==========
                  Total Indebtedness                                                       $1,609,911
                                                                                           ==========

                                SEGMENT ANALYSIS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
--------------------------------------------------------------------------------

The following table sets forth certain information about each operating property owned by the Company as of March 31, 2000:

                                                                                                     Percentage
                                                    Net Rentable Area       Percent       Number      of Total
Property                                            (square feet)/(1)/    Leased/(2)/  of Buildings  Square Feet
--------                                            ------------------    -----------  ------------  -----------
Consolidated Properties
-----------------------

SOUTHEAST REGION
Downtown Washington, D.C.:
 International Square                                   1,014,681              99.5%         3
 900 19th Street                                          101,215             100.0          1
 2550 M Street                                            186,772              99.5          1
 1730 Pennsylvania Avenue                                 229,377             100.0          1
 1255 23rd Street                                         305,528              99.4          1
 1747 Pennsylvania Avenue                                 151,983              99.8          1
 1775 Pennsylvania Avenue                                 143,981              97.5          1
Suburban Washington, D.C.:
 One Rock Spring Plaza                                    204,677              99.8          1
 Sunrise Corporate Center                                 260,253             100.0          3
 Reston Crossing East & West                              323,821             100.0          2
Atlanta, GA:
 Glenridge                                                 64,052              45.0          1
 Century Springs West                                      94,893              78.7          1
 Holcomb Place                                             72,824              98.7          1
 Midori                                                    99,900              97.6          1
 Parkwood                                                 151,296              93.3          1
 Lakewood                                                  80,338              95.3          1
 The Summit                                               179,085             100.0          1
 Spalding Ridge                                           128,233              99.3          1
 2400 Lake Park Drive                                     101,285              90.9          1
 680 Engineering Drive                                     62,154             100.0          1
 Embassy Row                                              465,674              95.1          3
 Embassy 100, 500                                         190,470             100.0          2
 Waterford Centre                                          82,161              88.0          1
Boca Raton, FL:
 Peninsula Plaza                                          162,303              90.0          1
 Peninsula Executive Center I & II                        180,092             100.0          2
 Presidential Circle                                      279,375              87.7          1
                                                    ---------------------  --------         --
  Southeast Region Subtotal                             5,316,423              96.6%        35         23.0%
                                                    ---------------------  --------

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
 Scenic Business Park                                     140,812              90.7%         4
 Harbor Corporate Park                                    151,888              95.5          4
 Plaza PacifiCare                                         104,377             100.0          1
 Katella Corporate Center                                  80,609              95.5          1
 Warner Center                                            344,181              99.4         12
 South Coast Executive Center                             161,787              88.9          2
 Warner Premier                                            61,553              93.4          1
 Von Karman                                               103,713             100.0          1
 2600 W. Olive                                            144,831             100.0          1
 Bay Technology Center                                    107,481             100.0          2
 Pacific Corporate Plaza 3                                 40,063             100.0          1
 Alton Deere Plaza                                        182,183              99.0          6
 Westlake Spectrum                                        108,084             100.0          2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
------------------------------------------------------------------------------

                                                                                                              Percentage
                                                            Net Rentable Area      Percent          Number     of Total
Property                                                   (square feet)/(1)/     Leased/(2)/   of Buildings  Square  Feet
---------                                                  ------------------    -----------   -------------  ------------
Southern California,
San Diego:
    Del Mar Corporate Plaza                                          123,142        100.0%             2
    Wateridge Pavilion                                                62,194        100.0              1
    Towne Center Technology Park 1, 2, 3                             182,120        100.0              3
    Lightspan                                                         64,800        100.0              1
    La Jolla Spectrum                                                 79,759        100.0              1
    Palomar Oaks Technology Park                                     170,358        100.0              6
    Jaycor                                                           105,358        100.0              1
    Highlands Corporate Center                                       205,085         96.3              5
Northern California,
San Francisco Bay Area:
    CarrAmerica Corporate Center                                   1,001,976        100.0              6
    Valley Business Park I                                            67,784         90.9              2
    Bayshore Centre 2                                                 94,874        100.0              1
    Rincon Centre                                                    201,178        100.0              3
    Valley Centre II                                                 212,082        100.0              4
    Valley Office Centre                                              68,867         99.1              2
    Valley Centre                                                    102,291        100.0              2
    Valley Business Park II                                          166,928        100.0              6
    Rio Robles                                                       368,178        100.0              7
    3745 North First Street                                           67,582        100.0              1
    Baytech Business Park                                            300,000        100.0              4
    3571 North First Street                                          116,000        100.0              1
    San Mateo Center I                                                70,000        100.0              1
    Oakmead West Land A-G                                            425,981        100.0              7
    San Mateo II & III                                               141,404        100.0              2
    Hacienda West                                                    206,652         89.2              2
    Sunnyvale Technology Center                                      165,520        100.0              5
    Clarify Corporate Center 1, 2, 3, 4                              258,048        100.0              4
    Valley Technology Center 1, 2, 3, 4 & 5                          350,000         90.2              5
    Golden Gateway Commons                                           272,977        100.0              3
    Techmart Commerce Center                                         265,979         98.7              1
    995 Benecia Avenue                                                36,344        100.0              1
    Freemont Technology Park 1, 2, 3                                 139,304        100.0              3
Portland, OR:
    RadiSys Corporate Headquarters                                    80,525        100.0              1
    Sunset Corporate Park                                            131,151          9.1              3
    RadiSys II                                                        45,655        100.0              1
Seattle, WA:
    Redmond East                                                     396,497        100.0             10
    Redmond Hilltop B & C                                             90,880        100.0              2
    Canyon Park Business Center                                      294,341        100.0              6
    Willow Creek                                                      96,179        100.0              1
    Willow Creek Corp. Center 1, 2, 3, 4, 5, 6                       329,009        100.0              6
    Canyon Park Commons 1, 2, 4                                      176,846         62.4              3
    Canyon Park Commons                                               95,290        100.0              1
                                                              ----------------   ------------        ---

  Pacific Region Subtotal                                          9,560,700         96.8%           165         41.3%
                                                              -----------------  ------------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties
--------------------------------------------------------------------------------

                                                                                                          Percentage
                                                   Net Rentable Area           Percent        Number       of Total
   Property                                         (square feet)/(1)/        Leased/(2)/  of Buildings  Square Feet
   --------                                         -------------             ------       ------------  ------ ----
   CENTRAL REGION
   Austin, TX:
      Great Hills Plaza                                135,333                    95.2%         1
      Balcones Center                                   74,978                    76.2          1
      Park North                                       132,744                    96.5          2
      City View Centre                                 136,183                   100.0          3
      Riata 2, 4, 5, 6, 8, 9                           519,313                    98.9          6
      City View Center                                 128,716                   100.0          1
      Tower of the Hills                               166,034                    96.7          2
      Riata Crossing 1, 2, 3                           274,354                   100.0          3
   Chicago, IL:
      Parkway North I                                  249,314                   100.0          1
      Parkway North III                                255,668                    98.7          1
      Parkway North IV, VI                             262,761                    91.7          2
      Unisys                                           362,950                    95.9          2
      The Crossings                                    296,078                    94.4          2
      Bannockburn I & II                               209,582                   100.0          2
      Bannockburn IV                                   108,469                   100.0          1
   Dallas, TX:
      Cedar Maple Plaza                                113,127                    95.6          3
      Quorum North                                     116,044                    88.4          1
      Quorum Place                                     178,307                    97.8          1
      Tollway Plaza 1, 2                               358,899                    98.5          2
      Two Mission Park                                  78,046                    93.3          1
      Royal Ridge A & B                                247,239                   100.0          2
      Commons @ Las Colinas 1, 3                       380,764                   100.0          2
      5000 Quorum                                      160,172                    95.0          1
      Royal Ridge Phase II                             123,740                   100.0          1
                                                 -------------               ---------          -
        Central Region Subtotal                      5,068,815                    97.3%         44            21.9%
                                                 -------------               ---------

   MOUNTAIN REGION
   Denver, CO:
      Harlequin Plaza                                  329,210                    86.5          2
      Quebec Court I                                   130,000                   100.0          1
      Quebec Court II                                  157,294                   100.0          1
      Quebec Centre                                    106,865                   100.0          3
      Panorama Corporate Center I                      100,881                   100.0          1
      Panorama II                                      100,916                   100.0          1
      Panorama III                                     136,850                   100.0          1
      Panorama V                                       137,953                   100.0          1
   Phoenix, AZ:
      Camelback Lakes                                  201,238                    72.0          2
      Pointe Corridor                                  178,114                    99.2          1
      Four Gateway                                     136,817                    91.4          1
      Highland Park                                     78,970                    90.7          1
      The Grove @ Black Canyon                         104,571                    95.9          1
      U.S. West                                        532,506                   100.0          4
      Concord Place                                    133,555                    77.3          1
   Salt Lake City, UT:
      Sorenson Research Park                           285,144                   100.0          5
      Wasatch Corporate Center                         178,231                   100.0          3
      Wasatch Corporate Center 17, 18                  121,654                    99.3          2
      Sorenson X                                        45,549                    73.5          1
                                                 -------------               ---------          -
        Mountain Region Subtotal                     3,196,318                    94.7%         33            13.8%
                                                 -------------               ---------                        ----
   TOTAL CONSOLIDATED PROPERTIES:                   23,142,256                                 277           100.0%
                                                 -------------                                               -----
   WEIGHTED AVERAGE                                                               96.6%
                                                                             ---------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

--------------------------------------------------------------------------------

                                            Company's Net
                                             Effective        Rentable                        Number
                                             Property           Area             Percent       of
Property                                     Ownership     (square feet)/(1)/  Leased/(2)/   Buildings
--------                                     ---------     -------------       ------        ---------
Unconsolidated Properties
-------------------------
Washington, D.C.:
   1717 Pennsylvania Avenue                     50.0%/(3)/    184,446            100.0%         1
   AARP Headquarters                            24.0 /(4)/    502,316            100.0          1
   Bond Building                                15.0 /(5)/    162,182             98.5          1
   Booz-Allen & Hamilton Building               50.0 /(6)/    222,989            100.0          1


Portland, OR:
   GM Call Center                               16.8 /(7)/    103,279            100.0          1
                                                              -------            -----          -


TOTAL UNCONSOLIDATED PROPERTIES:                            1,175,212                           5
                                                            ---------                           -
WEIGHTED AVERAGE                                                                  99.8%
                                                                                  ----

ALL OPERATING PROPERTIES
------------------------
TOTAL:                                                     24,317,468                         282
                                                           ==========                         ===
WEIGHTED AVERAGE                                                                  96.7%
                                                                                  ====

__________________________

(1)   Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of March 31, 2000.
(3) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(4) The Company holds an effective 24% interest in the property by virtue of a 48% general partner interest in a partnership that owns a 50% general partner interest in the property.
(5) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(6) The Company holds a 50% joint venture interest, and is the managing venturer.
(7)   The Company holds a 16.8% joint venture interest.

                                   CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                   Lease Rollover Schedule - Stabilized Properties
---------------------------------------------------------------------------------------------------------------------------

                                           Current     YTD Avg.     Vacant
Region / Market               Square      Occupancy   Occupancy      S.F.        2000       2001         2002          2003
---------------               ------      ---------   ---------      ----        ----       ----         ----          ----
                               Feet
                               ----
PACIFIC REGION:
San Francisco Bay Area       5,099,949      98.7%       99.0%        67,041     385,398    375,347      708,363       684,912
Orange County /
Los Angeles                  1,731,562      97.1%       97.2%        49,351     263,477    173,160      232,364       183,628

Seattle                      1,479,042      95.5%       98.5%        66,448     136,410     98,599       22,015       246,328
San Diego                      992,816      99.2%       99.1%         7,654      63,004    198,000       77,234       214,370
Portland                       257,331      53.7%       84.6%       119,189       1,000         --           --            --

MOUNTAIN REGION:
Denver                       1,199,969      96.3%       95.9%        44,309      34,736     85,446      206,112       137,978
Phoenix                      1,365,771      91.8%       94.3%       111,570      93,956     80,585      204,969        93,300
Salt Lake City                 630,578      98.0%       97.3%        12,898      57,940    104,531       45,520        90,769

CENTRAL REGION:
Chicago                      1,744,822      96.7%       95.4%        56,729     202,998    175,860      265,370       343,535
Dallas                       1,756,338      97.7%       97.6%        40,775      59,376    125,554      185,858       311,339
Austin                       1,567,655      97.4%       97.5%        40,352      51,522    140,531      466,119       157,331

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties     2,133,537      99.3%       99.0%        11,848     113,313     25,398      346,628       226,942
     Suburban Properties       788,751     100.0%       99.9%           318      57,540      6,259       41,671        27,339
Atlanta                      1,772,365      93.5%       93.6%       115,805     171,328    213,953      398,827       363,589
Boca Raton                     621,770      91.8%       94.3%        50,688      88,312     74,855       50,528        72,981
                            ----------      -----       -----       -------   ---------  ---------    ---------     ---------

Totals                      23,142,256      96.6%       97.2%       794,975   1,780,310  1,878,078    3,251,578     3,154,341
                            ==========      =====       =====       =======   =========  =========    =========     =========

---------------------------------------------------------------------------------------------------------------
                                                                                                       2010
                                                                                                         &
Region / Market                2004         2005       2006         2007      2008       2009       Thereafter
---------------                ----         ----       ----         ----      ----       ----       ----------
PACIFIC REGION:
San Francisco Bay Area        643,558      328,854    646,532     387,427     678,592    174,653         19,272
Orange County /
Los Angeles                   327,658       69,584    104,326     132,088     195,926         --             --

Seattle                       274,241      309,744     96,179          --          --    229,078             --
San Diego                     248,128       21,275     78,202          --          --     84,949             --
Portland                       10,962           --         --          --          --         --        126,180

MOUNTAIN REGION:
Denver                        181,786      145,069     70,389          --     157,294         --        136,850
Phoenix                       109,503       80,706     37,539     532,777          --     20,866             --
Salt Lake City                225,746        3,998     71,630      17,546          --         --             --

CENTRAL REGION:
Chicago                       108,591       63,515    128,714      33,042     251,873     17,800        101,795
Dallas                        141,484       60,580     13,530       7,282     242,326    568,234             --
Austin                        351,379        5,728     21,265     153,913      88,000     91,515             --

SOUTHEAST REGION:
Washington, D.C.
     Downtown Properties      595,605       84,493    203,842     219,882     221,074     81,882          2,630
     Suburban Properties       89,835      189,140     52,405         423          --    323,821             --
Atlanta                       177,996       14,665      3,191      73,059          --    103,835        136,117
Boca Raton                     89,265       47,852      3,095       6,033          --     14,913        123,248
                            ---------    ---------  ---------   ---------   ---------  ---------        -------

Totals                      3,575,737    1,425,203  1,530,839   1,563,472   1,835,083  1,706,546        646,092
                            =========    =========  =========   =========   =========  =========        =======

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              25 Largest Tenants - Based on Annualized Base Rent

-----------------------------------------------------------------------------------------------------------------------

                                                    Percentage of
                                                     Portfolio                                      Percentage of
                                                     Annualized                 Square                Occupied
           Tenant                                        Rent                    Feet               Square Feet
-----------------------------------------------------------------------    ----------------    ------------------------
International Monetary Fund                             3.70%                    498,918                2.20%
Applied Materials, Inc.                                 2.72%                    539,952                2.38%
Nokia, Inc.                                             2.13%                    380,764                1.68%
US West Business Resources, Inc.                        2.10%                    532,506                2.35%
AT&T                                                    2.03%                    586,566                2.59%
Peoplesoft, Inc.                                        1.96%                    359,686                1.59%
Patton Boggs, L.L.P.                                    1.74%                    180,444                0.80%
Nextel Communications, Inc.                             1.32%                    327,788                1.45%
Electronic Data Systems Corp.                           1.25%                    294,668                1.30%
Sun Microsystems, Inc.                                  1.18%                    260,500                1.15%
Clarify, Inc.                                           1.11%                    200,536                0.89%
Unisys Corporation                                      1.05%                    217,061                0.96%
Pacific Bell                                            1.03%                    198,093                0.87%
Franklin Resources, Inc.                                0.92%                    122,467                0.54%
Safeco Insurance Co. of America                         0.89%                    265,658                1.17%
Federal Deposit Insurance Corp.                         0.87%                    121,878                0.54%
Software AG of North America                            0.85%                    173,419                0.77%
Citicorp Savings of Washington, DC                      0.75%                    118,834                0.52%
The Walt Disney Company                                 0.74%                    129,347                0.57%
King & Spalding                                         0.72%                     84,161                0.37%
GTE North, Inc.                                         0.72%                    176,420                0.78%
Gateway, Inc.                                           0.68%                    182,120                0.80%
Iomega Corporation                                      0.65%                    132,700                0.59%
Boston Scientific                                       0.63%                    212,082                0.94%
Janus Capital Corporation                               0.63%                    228,270                1.01%
                                                -----------------------    ----------------    ------------------------
TOTAL                                                  32.37%                  6,524,838               28.81%
                                                =======================    ================    ========================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Current Development Activity By Market
--------------------------------------------------------------------------------
 ($ In Thousands)

                                                                            Estimated                     In          Estimated
                                                                           Construction    Estimated      Place       Remaining
Property Under Construction @                      Square                   Completion    Stabilization   Dev         Costs to
March 31, 2000:                                     Feet       Start Date      Date          Date         Costs       Complete
------------------------------------------       -----------  -----------  -------------  ------------   ---------   -----------
San Francisco Bay Area
         Valley Technology Center 6 (N)              55,295      4Q99          3Q00          3Q00           6,782         4,592
         Valley Technology Center 7 (S)              55,295      4Q99          3Q00          3Q00           6,783         4,591
                                                 ----------                                              --------    ----------
            San Francisco Bay Area Subtotal         110,590                                                13,565         9,183

San Diego
         La Jolla B Spectrum Technology Park         76,894      3Q99          2Q00          1Q01           8,109        10,263

                                                 ----------                                              --------    ----------
            San Diego Subtotal                       76,894                                                 8,109        10,263
Orange County/Los Angeles
         Art Institute                               55,200      4Q99          3Q00          3Q00           5,263         4,041
         Pacific Corporate Plaza 1                   34,355      3Q98          3Q99          3Q00           5,194            54
         Pacific Corporate Plaza 2                   51,253      3Q98          3Q99          2Q00           6,611           680
                                                 ----------                                              --------    ----------
            Orange County/Los Angeles Subtotal      140,808                                                17,068         4,775

Portland, Oregon
         Rock Creek Corporate Center 1               65,436      3Q98          3Q99          3Q00           8,408           657
         Rock Creek Corporate Center 2               65,436      3Q98          3Q99          3Q00           5,123         4,337
         Rock Creek Corporate Center 3               11,011      3Q98          3Q99          3Q00             931           635
                                                 ----------                                              --------    ----------
            Portland, Oregon Subtotal               141,883                                                14,462         5,629

Denver
         Dry Creek Corporate Center                  94,291      4Q99          4Q00          2Q01           4,930         6,655
         Building 3
         Panorama Corporate Center VIII             136,850      1Q00          1Q01          3Q01           5,684        21,399
         Panorama Corporate Center X                 50,601      3Q99          2Q00          1Q01           3,236         3,189
                                                 ----------                                              --------    ----------
            Denver Subtotal                         281,742                                                13,850        31,243
Washington DC
         King Street Exchange                        22,385      1Q00          4Q00          4Q00           1,638         3,737
                                                 ----------                                              --------    ----------
            Washington DC Subtotal                   22,385                                                 1,638         3,737
Austin
         Riata Building 3                            62,209      1Q98          2Q99          2Q00           8,094           591
                                                 ----------                                              --------    ----------
            Austin Subtotal                          62,209                                                 8,094           591
Dallas
         Commons 2                                  223,470      4Q99          4Q00          4Q00          10,362        33,344
                                                 ----------                                              --------    ----------
            Dallas Subtotal                         223,470                                                10,362        33,344
Chicago
         Ten Parkway North                           99,566      4Q98          1Q00          1Q01          16,002           (51)
                                                 ----------                                              --------    ----------
            Chicago Subtotal                         99,566                                                16,002           (51)

Total/Weighted Average                            1,159,547                                              $103,150       $98,714
Less:  Placed in service - Project to date         (206,029)                                              (27,834)       (8,034)
                                                 ----------                                              --------    ----------
Total/Weighted Average                              953,518                                               $75,316       $90,680
                                                 ==========                                              ========    ==========



                                                     Total       Estimated     % Currently
Property Under Construction @                        Projected   Stabilized    Leased or
March 31, 2000:                                      Investment    Return      Committed
------------------------------------------           ----------  -----------  ------------
San Francisco Bay Area
         Valley Technology Center 6 (N)                 11,374      12.7         100.0
         Valley Technology Center 7 (S)                 11,374      12.6         100.0
                                                     ---------   -------      --------
            San Francisco Bay Area Subtotal             22,748      12.6         100.0

San Diego
         La Jolla B Spectrum Technology Park            18,372      13.5          0.0
                                                     ---------   -------      --------
            San Diego Subtotal                          18,372      13.5          0.0
Orange County/Los Angeles
         Art Institute                                   9,304      14.9         100.0
         Pacific Corporate Plaza 1                       5,248      12.1         100.0
         Pacific Corporate Plaza 2                       7,291      12.2          99.0
                                                     ---------   -------      --------
            Orange County/Los Angeles Subtotal          21,843      13.3          99.6

Portland, Oregon
         Rock Creek Corporate Center 1                   9,065      11.0         100.0
         Rock Creek Corporate Center 2                   9,460      10.6         100.0
         Rock Creek Corporate Center 3                   1,566      10.6         100.0
                                                     ---------   -------      --------
            Portland, Oregon Subtotal                   20,091      10.8         100.0

Denver
         Dry Creek Corporate Center                     11,585      10.6           0.0
         Building 3
         Panorama Corporate Center VIII                 27,083       9.2         100.0
         Panorama Corporate Center X                     6,425      12.5          87.0
                                                     ---------   -------      --------
            Denver Subtotal                             45,093      10.0          64.2
Washington DC
         King Street Exchange                            5,375       N/A (1)     100.0
                                                     ---------   -------      --------
            Washington DC Subtotal                       5,375                   100.0
Austin
         Riata Building 3                                8,685      12.2         100.0
                                                     ---------   -------      --------
            Austin Subtotal                              8,685      12.2         100.0
Dallas
         Commons 2                                      43,706      10.4         100.0
                                                     ---------   -------      --------
            Dallas Subtotal                             43,706      10.4         100.0
Chicago
         Ten Parkway North                              15,951      10.6          70.5
                                                     ---------   -------      --------
            Chicago Subtotal                            15,951      10.6          70.5

Total/Weighted Average                                $201,864      11.3%         82.1%
Less:  Placed in service                               (35,869)
                                                     ---------
Total/Weighted Average                                $165,995      11.3%         78.2%
                                                     =========   =======      ========

(1)      Building under contract to be sold to user upon completion.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Land Held For Future Development Summary
--------------------------------------------------------------------------------

                                                                                           Owned or Controlled Land
                                                                                          ---------------------------
                                                                                                           Buildable
                                                                                                            Square
Region/Property                                                 Market                       Acres          Footage
------------------------------                           -----------------------          ------------   ------------
Pacific Region:
   CarrAmerica Corporate Center                           San Francisco Bay Area               2               86,000
   Fremont Technology Park D-F                            San Francisco Bay Area              10              151,545
   Sunset Corporate                                            Portland, OR                    9              124,800
                                                                                          -----------     -----------
                  Subtotal                                                                    21              362,345
Mountain Region:
   Panorama Corporate C1enter IV, VI, VII                       Denver, CO                    21              366,748
   Panorama IX                                                  Denver, CO                     6              120,000
   Dry Creek Corporate Center                                   Denver, CO                    49              772,291
   Four Gateway                                                Phoenix, AZ                     3              136,817
   East Gateway                                                Phoenix, AZ                    11              228,828
   Sorenson Research Park XI                                Salt Lake City, UT                 6               80,238
   Wasatch 16                                               Salt Lake City, UT                 5               80,238
                                                                                          ------------    -----------
     Subtotal                                                                                101            1,785,160
Central Region:
   Braker Pointe                                                Austin, TX                    22              750,000
   Riata 1 & 7                                                  Austin, TX                    11              153,224
   Riata Crossing 4-6                                           Austin, TX                    18              176,030
   Parkway North                                               Chicago, IL                    16              375,000
   Tollway Plaza III                                            Dallas, TX                     4              134,400
   Royal Ridge II                                               Dallas, TX                    18              316,786
   Royal Ridge III                                              Dallas, TX                    18              261,218
                                                                                          ------------    -----------
     Subtotal                                                                                107            2,166,658
Southeast Region:
   Peninsula Corporate Center 1-2                             Boca Raton, FL                   8              221,350
   Preston Ridge                                               Atlanta, GA                    14               96,000
                                                                                          ------------    -----------
     Subtotal                                                                                 22              317,350
                                                                                          ------------    -----------
         Total                                                                               251            4,631,513
                                                                                          ============    ===========